UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PPG Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
PPG INDUSTRIES, INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2017

You are receiving this communication because you are a shareholder of record or a participant in a retirement or savings plan maintained by PPG and have investments in PPG stock.  We are furnishing our Proxy Statement and other proxy materials to our shareholders over the Internet.  Instructions on how you can receive a paper copy of PPG’s 2017 Proxy Statement and our 2016 Annual Report are set forth below.  Information about the Annual Meeting of Shareholders, including the items to be voted on, is provided on the reverse side of this notice.  The Board of Directors of PPG recommends that shareholders vote FOR the election of each of the four director nominees, FOR a nonbinding resolution to approve the compensation of the Company’s named executive officers, 1 YEAR for the frequency of approving executive compensation and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.

THIS IS NOT A PROXY CARD.  If you wish to cast your vote on a traditional proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions below.

HOW CAN I GET A COMPLETE SET OF THE PROXY MATERIALS?

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents are available at:  www.ViewMaterial.com/PPG

•                  Notice of 2017 Annual Meeting and Proxy Statement

•                  2016 Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before April 6, 2017 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below.  You will be asked to enter the 11-digit control number located by the arrow in the box below.  Information on how to obtain directions to attend the Annual Meeting and vote in person may also be obtained by following the instructions below.

1.                 Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.                 Access the website www.SendMaterial.com and follow the instructions provided, or

3.                Send an e-mail to papercopy@SendMaterial.com with your control number in the Subject line.  Unless you instruct otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for this meeting only.

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To vote your PPG Industries, Inc. shares, you can attend the PPG Industries, Inc. Annual Meeting of Shareholders and vote in person or you can:

1:     Go to www.ViewMaterial.com/PPG

2:     Click on the icon to vote your shares.

3:     Enter the 11-digit control number (located by the arrow in the box above).

4:     Follow the simple instructions to record your vote.

You will be able to vote until 11:59 p.m.
Eastern Time, on April 19, 2017.

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

WHEN	April 20, 2017 at 11:00 AM Eastern Time
WHERE	Fairmont Pittsburgh, Grand Ballroom 510 Market Street Pittsburgh, Pennsylvania 15222
WHAT	1.	To elect as directors the four named nominees;
	2.	To vote on a nonbinding resolution to approve the compensation of the Company’s named executive officers on an advisory basis;
	3.	To vote, on an advisory basis, on the frequency of future advisory votes on executive compensation;
	4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017; and
	5.	To transact any other business that may properly come before the meeting.

RECORD DATE	February 17, 2017

ANNUAL MEETING	Admission to the Annual Meeting will be by Admission Card only. You must also present a photo ID for admission to the Meeting.

MEETING WEBCAST	A listen-only webcast of the Annual Meeting will be available only to PPG shareholders at www.virtualshareholdermeeting.com/PPG2017. Please use the control number ________ to access the webcast.

Anne M. Foulkes Vice President, Associate General Counsel and Secretary

March 9, 2017

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 20, 2017 PPG INDUSTRIES, INC. Date: April 20, 2017 Time: 11:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000312515_1 R1.0.1.15 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: February 17, 2017 Location: The Fairmont Pittsburgh Grand Ballroom 510 Market Street Pittsburgh, Pennsylvania 15222 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000312515_2 R1.0.1.15 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 06, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A Stephen F. Angel 1B Hugh Grant 1C Melanie L. Healey 1D Michele J. Hooper The Board of Directors recommends you vote FOR the following proposal(s): 2Approve the compensation of the Company's named executive officers on an advisory basis. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3 Advisory vote on the frequency of future advisory votes on executive compensation. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000312515_3 R1.0.1.15 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Voting items Continued

Reserved for Broadridge Internal Control Information

The Board of Directors recommends you vote FOR the following proposal(s):

4 Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2017.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000312515_4 R1.0.1.15

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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